Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Revenues:
Rooms	$119,067	$110,048	$323,709	$310,330
Food and beverage	63,283	58,664	197,693	195,987
Other hotel operating revenue	21,040	19,939	59,338	59,860
Lease revenue	1,175	1,255	3,505	3,747
Total revenues	204,565	189,906	584,245	569,924
Operating Costs and Expenses:
Rooms	32,069	29,283	90,628	85,728
Food and beverage	47,355	45,345	143,065	142,010
Other departmental expenses	52,908	51,358	153,557	155,856
Management fees	6,182	5,879	18,012	18,203
Other hotel expenses	13,988	12,672	40,360	39,497
Lease expense	1,114	1,249	3,425	3,702
Depreciation and amortization	25,649	25,526	76,416	86,222
Corporate expenses	6,956	(2,228)	23,632	24,206
Total operating costs and expenses	186,221	169,084	549,095	555,424
Operating income	18,344	20,822	35,150	14,500
Interest expense	(19,942)	(21,838)	(58,627)	(67,148)
Interest income	42	41	122	124
Loss on early extinguishment of debt	—	(399)	—	(1,237)
Loss on early termination of derivative financial instruments	—	—	—	(29,242)
Equity in losses of unconsolidated affiliates	(2,257)	(1,867)	(2,054)	(6,266)
Foreign currency exchange (loss) gain	(996)	(209)	(1,169)	77
Other income, net	436	355	1,365	4,716
Loss before income taxes and discontinued operations	(4,373)	(3,095)	(25,213)	(84,476)
Income tax benefit (expense)	600	(867)	(215)	(279)
Loss from continuing operations	(3,773)	(3,962)	(25,428)	(84,755)
Income (loss) from discontinued operations, net of tax	—	19	(535)	101,215
Net (loss) income	(3,773)	(3,943)	(25,963)	16,460
Net loss (income) attributable to the noncontrolling interests in SHR's operating partnership	17	16	126	(70)
Net loss (income) attributable to the noncontrolling interests in consolidated affiliates	1,241	(254)	891	(997)
Net (loss) income attributable to SHR	(2,515)	(4,181)	(24,946)	15,393
Preferred shareholder dividends	(6,042)	(7,721)	(18,125)	(23,164)
Net loss attributable to SHR common shareholders	$(8,557)	$(11,902)	$(43,071)	$(7,771)
Basic Loss Per Share:
Loss from continuing operations attributable to SHR common shareholders	$(0.04)	$(0.06)	$(0.22)	$(0.62)
Income (loss) from discontinued operations attributable to SHR common shareholders	—	—	—	0.58
Net loss attributable to SHR common shareholders	$(0.04)	$(0.06)	$(0.22)	$(0.04)
Weighted average common shares outstanding	206,523	186,146	198,872	173,349
Diluted Loss Per Share:
Loss from continuing operations attributable to SHR common shareholders	$(0.05)	$(0.06)	$(0.22)	$(0.62)
Income (loss) from discontinued operations attributable to SHR common shareholders	—	—	—	0.58
Net loss attributable to SHR common shareholders	$(0.05)	$(0.06)	$(0.22)	$(0.04)
Weighted average common shares outstanding	218,182	186,146	198,872	173,349

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Consolidated Balance Sheets
(in thousands, except share data)

	September 30, 2012	December 31, 2011
Assets
Investment in hotel properties, net	$2,001,747	$1,692,431
Goodwill	40,359	40,359
Intangible assets, net of accumulated amortization of $10,295 and $8,915	30,971	30,635
Investment in unconsolidated affiliates	117,005	126,034
Cash and cash equivalents	82,048	72,013
Restricted cash and cash equivalents	49,026	39,498
Accounts receivable, net of allowance for doubtful accounts of $1,542 and $1,698	55,153	43,597
Deferred financing costs, net of accumulated amortization of $6,308 and $3,488	12,846	10,845
Deferred tax assets	2,600	2,230
Prepaid expenses and other assets	55,955	29,047
Total assets	$2,447,710	$2,086,689
Liabilities, Noncontrolling Interests and Equity
Liabilities:
Mortgages and other debt payable	$1,185,347	$1,000,385
Bank credit facility	124,000	50,000
Accounts payable and accrued expenses	245,149	249,179
Distributions payable	6,042	72,499
Deferred tax liabilities	47,305	47,623
Total liabilities	1,607,843	1,419,686
Noncontrolling interests in SHR’s operating partnership	5,129	4,583
Equity:
SHR’s shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value per share; 4,148,141 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $105,907 and $130,148 in the aggregate)	99,995	99,995
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,615,375 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $92,249 and $112,775 in the aggregate)	87,064	87,064
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,827,727 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $97,667 and $119,377 in the aggregate)	92,489	92,489
Common shares ($0.01 par value per share; 350,000,000 and 250,000,000 common shares authorized; 204,308,710 and 185,627,199 common shares issued and outstanding)	2,043	1,856
Additional paid-in capital	1,735,395	1,634,067
Accumulated deficit	(1,215,567)	(1,190,621)
Accumulated other comprehensive loss	(58,261)	(70,652)
Total SHR’s shareholders’ equity	743,158	654,198
Noncontrolling interests in consolidated affiliates	91,580	8,222
Total equity	834,738	662,420
Total liabilities, noncontrolling interests and equity	$2,447,710	$2,086,689

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Financial Highlights
Supplemental Financial Data
(in thousands, except per share information)

	September 30, 2012
	Pro Rata Share	Consolidated
Capitalization
Common shares outstanding	204,309	204,309
Operating partnership units outstanding	853	853
Restricted stock units outstanding	1,370	1,370
Value Creation Plan units outstanding under the deferral program	1,239	1,239
Combined shares and units outstanding	207,771	207,771
Common stock price at end of period	$6.01	$6.01
Common equity capitalization	$1,248,704	$1,248,704
Preferred equity capitalization (at $25.00 face value)	289,102	289,102
Consolidated debt	1,309,347	1,309,347
Pro rata share of unconsolidated debt	212,275	—
Pro rata share of consolidated debt	(138,648)	—
Cash and cash equivalents	(82,048)	(82,048)
Total enterprise value	$2,838,732	$2,765,105
Net Debt / Total Enterprise Value	45.8%	44.4%
Preferred Equity / Total Enterprise Value	10.2%	10.5%
Common Equity / Total Enterprise Value	44.0%	45.1%

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Discontinued Operations
The results of operations of hotels sold are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. The following hotel was sold during 2011 (in thousands):

Hotel	Date Sold	Net Sales Proceeds
Paris Marriott Champs Elysees (Paris Marriott)	April 6, 2011	$60,003
The following is a summary of income (loss) from discontinued operations for the three and nine months ended September 30, 2012 and 2011 (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Hotel operating revenues	$—	$—	$—	$9,743
Operating costs and expenses	—	(54)	—	9,456
Operating income	—	54	—	287
Foreign currency exchange (loss) gain	—	—	(535)	51
Other income, net	—	—	—	326
Income tax expense	—	—	—	(379)
(Loss) gain on sale	—	(35)	—	100,930
Income (loss) from discontinued operations	$—	$19	$(535)	$101,215

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Investments in Unconsolidated Affiliates
(in thousands)
On January 9, 2006, we purchased a 45% interest in the unconsolidated affiliate that owns the Hotel del Coronado. On February 4, 2011, we completed a recapitalization of the unconsolidated affiliate. As part of the recapitalization, a new unconsolidated affiliate was formed to own the Hotel del Coronado and to invest cash in the asset. Pursuant to the terms of the recapitalization, we became a limited partner in the new unconsolidated affiliate, and our ownership interest in the Hotel del Coronado decreased from 45% to 34.3%. On June 9, 2011, we completed a recapitalization of the Fairmont Scottsdale Princess hotel. As part of the recapitalization, our ownership interest in the Fairmont Scottsdale Princess hotel decreased from 100% to 50%. We account for these investments using the equity method of accounting.

	Three Months Ended September 30, 2012			Three Months Ended September 30, 2011
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$44,978	$10,607	$55,585	$43,417	$10,280	$53,697
Property EBITDA (100%)	$14,560	$(2,163)	$12,397	$16,995	$(2,452)	$14,543
Equity in earnings (losses) of unconsolidated affiliates (SHR ownership)
Property EBITDA	$4,994	$(1,082)	$3,912	$5,830	$(1,226)	$4,604
Depreciation and amortization	(1,711)	(1,774)	(3,485)	(1,665)	(1,806)	(3,471)
Interest expense	(2,522)	(191)	(2,713)	(2,648)	(198)	(2,846)
Other expenses, net	(19)	(5)	(24)	(83)	(96)	(179)
Income taxes	(74)	—	(74)	(125)	—	(125)
Equity in earnings (losses) of unconsolidated affiliates	$668	$(3,052)	$(2,384)	$1,309	$(3,326)	$(2,017)
EBITDA Contribution:
Equity in earnings (losses) of unconsolidated affiliates	$668	$(3,052)	$(2,384)	$1,309	$(3,326)	$(2,017)
Depreciation and amortization	1,711	1,774	3,485	1,665	1,806	3,471
Interest expense	2,522	191	2,713	2,648	198	2,846
Income taxes	74	—	74	125	—	125
EBITDA Contribution	$4,975	$(1,087)	$3,888	$5,747	$(1,322)	$4,425
FFO Contribution:
Equity in earnings (losses) of unconsolidated affiliates	$668	$(3,052)	$(2,384)	$1,309	$(3,326)	$(2,017)
Depreciation and amortization	1,711	1,774	3,485	1,665	1,806	3,471
FFO Contribution	$2,379	$(1,278)	$1,101	$2,974	$(1,520)	$1,454

	Nine Months Ended September 30, 2012			Nine Months Ended September 30, 2011
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$110,332	$56,735	$167,067	$106,404	$12,389	$118,793
Property EBITDA (100%)	$33,522	$9,743	$43,265	$34,748	$(3,196)	$31,552
Equity in losses of unconsolidated affiliates (SHR ownership)
Property EBITDA	$11,498	$4,871	$16,369	$12,022	$(1,598)	$10,424
Depreciation and amortization	(5,098)	(5,321)	(10,419)	(4,963)	(2,257)	(7,220)
Interest expense	(7,544)	(589)	(8,133)	(7,382)	(248)	(7,630)
Other expenses, net	(62)	(44)	(106)	(1,547)	(640)	(2,187)
Income taxes	293	—	293	554	—	554
Equity in losses of unconsolidated affiliates	$(913)	$(1,083)	$(1,996)	$(1,316)	$(4,743)	$(6,059)
EBITDA Contribution
Equity in losses of unconsolidated affiliates	$(913)	$(1,083)	$(1,996)	$(1,316)	$(4,743)	$(6,059)
Depreciation and amortization	5,098	5,321	10,419	4,963	2,257	7,220
Interest expense	7,544	589	8,133	7,382	248	7,630
Income taxes	(293)	—	(293)	(554)	—	(554)
EBITDA Contribution	$11,436	$4,827	$16,263	$10,475	$(2,238)	$8,237
FFO Contribution
Equity in losses of unconsolidated affiliates	$(913)	$(1,083)	$(1,996)	$(1,316)	$(4,743)	$(6,059)
Depreciation and amortization	5,098	5,321	10,419	4,963	2,257	7,220
FFO Contribution	$4,185	$4,238	$8,423	$3,647	$(2,486)	$1,161

Investments in Unconsolidated Affiliates (Continued)
(in thousands)

Debt	Interest Rate		Spread over LIBOR		Loan Amount	Maturity (a)
Hotel del Coronado
CMBS Mortgage and Mezzanine	5.80%	(b)	480 bp	(b)	$425,000	March 2016
Cash and cash equivalents					(16,219)
Net Debt					$408,781
Fairmont Scottsdale Princess
CMBS Mortgage	0.57%		36 bp		$133,000	April 2015
Cash and cash equivalents					(4,290)
Net Debt					$128,710

(a)	Includes extension options.

(b)	Subject to a 1% LIBOR floor.

Caps	Effective Date	LIBOR Cap Rate	Notional Amount	Maturity
Hotel del Coronado
CMBS Mortgage and Mezzanine Loan Caps	February 2011	2.00%	$425,000	February 2013
CMBS Mortgage and Mezzanine Loan Caps	February 2013	2.50%	$425,000	March 2013
Fairmont Scottsdale Princess
CMBS Mortgage Loan Cap	June 2011	4.00%	$133,000	December 2013

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Leasehold Information
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Paris Marriott (a):
Property EBITDA	$—	$—	$—	$3,455
Revenue (b)	$—	$—	$—	$3,455

Lease expense	—	—	—	(3,274)
Less: Deferred gain on sale-leaseback	—	—	—	(1,214)
Adjusted lease expense	—	—	—	(4,488)

EBITDA contribution from leasehold	$—	$—	$—	$(1,033)

Marriott Hamburg:
Property EBITDA	$1,508	$1,734	$4,404	$5,034
Revenue (b)	$1,175	$1,255	$3,505	$3,747

Lease expense	(1,114)	(1,249)	(3,425)	(3,702)
Less: Deferred gain on sale-leaseback	(49)	(42)	(150)	(151)
Adjusted lease expense	(1,163)	(1,291)	(3,575)	(3,853)

EBITDA contribution from leasehold	$12	$(36)	$(70)	$(106)

Total Leaseholds:
Property EBITDA	$1,508	$1,734	$4,404	$8,489
Revenue (b)	$1,175	$1,255	$3,505	$7,202

Lease expense	(1,114)	(1,249)	(3,425)	(6,976)
Less: Deferred gain on sale-leasebacks	(49)	(42)	(150)	(1,365)
Adjusted lease expense	(1,163)	(1,291)	(3,575)	(8,341)

EBITDA contribution from leaseholds	$12	$(36)	$(70)	$(1,139)

Security Deposit (c):	September 30, 2012	December 31, 2011
Marriott Hamburg	$2,443	$2,462

(a)
On April 6, 2011, we sold our leasehold interest in the Paris Marriott hotel. The results of operations for the Paris Marriott hotel have been classified as discontinued operations for all periods presented.

(b)
For the nine months ended September 30, 2011, Revenue for the Paris Marriott hotel represents Property EBITDA. For the three and nine months ended September 30, 2012 and 2011, Revenue for the Marriott Hamburg hotel represents lease revenue.

(c)	The security deposit is recorded in prepaid expenses and other assets on the consolidated balance sheets.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Non-GAAP Financial Measures
We present five non-GAAP financial measures that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA.
EBITDA represents net income (or loss) attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; (iii) depreciation and amortization; and (iv) preferred stock dividends. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our unconsolidated affiliates. EBITDA is presented on a full participation basis, which means we have assumed conversion of all redeemable noncontrolling interests of our operating partnership into our common stock. We believe this treatment of noncontrolling interests provides useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and the Value Creation Plan expense. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.
We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, with the exception of impairment of depreciable real estate. NAREIT adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property, impairment of depreciable real estate, real estate-related depreciation and amortization, and our portion of these items related to unconsolidated affiliates. We also present FFO—Fully Diluted, which is FFO plus income or loss on income attributable to redeemable noncontrolling interests in our operating partnership. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and the Value Creation Plan expense. We believe that the presentation of FFO, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding, excluding shares related to the JW Marriott Essex House Hotel put option. Dilutive securities may include shares granted under share-based compensation plans and operating partnership units. No effect is shown for securities that are anti-dilutive.
We caution investors that amounts presented in accordance with our definitions of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net income (or loss) or operating performance. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income (or loss) attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. We have provided a quantitative reconciliation of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income (or loss) attributable to SHR common shareholders.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Reconciliation of Net Loss Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Net loss attributable to SHR common shareholders	$(8,557)	$(11,902)	$(43,071)	$(7,771)
Depreciation and amortization	25,649	25,526	76,416	86,222
Interest expense	19,942	21,838	58,627	67,148
Income taxes—continuing operations	(600)	867	215	279
Income taxes—discontinued operations	—	—	—	379
Noncontrolling interests	(17)	(16)	(126)	70
Adjustments from consolidated affiliates	(1,879)	(1,248)	(4,382)	(5,431)
Adjustments from unconsolidated affiliates	7,036	7,162	20,606	16,293
Preferred shareholder dividends	6,042	7,721	18,125	23,164
EBITDA	47,616	49,948	126,410	180,353
Realized portion of deferred gain on sale-leaseback—continuing operations	(49)	(42)	(150)	(151)
Realized portion of deferred gain on sale-leaseback—discontinued operations	—	—	—	(1,214)
Gain on sale of assets—continuing operations	—	—	—	(2,640)
Loss (gain) on sale of assets— discontinued operations	—	35	—	(100,930)
Loss on early extinguishment of debt	—	399	—	1,237
Loss on early termination of derivative financial instruments	—	—	—	29,242
Foreign currency exchange loss (gain)—continuing operations (a)	996	209	1,169	(77)
Foreign currency exchange loss (gain)—discontinued operations (a)	—	—	535	(51)
Adjustment for Value Creation Plan	(2,013)	(6,921)	2,759	9,078
Comparable EBITDA	$46,550	$43,628	$130,723	$114,847

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Reconciliation of Net Loss Attributable to SHR Common Shareholders to
Funds From Operations (FFO), FFO—Fully Diluted and Comparable FFO
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Net loss attributable to SHR common shareholders	$(8,557)	$(11,902)	$(43,071)	$(7,771)
Depreciation and amortization	25,649	25,526	76,416	86,222
Corporate depreciation	(260)	(279)	(789)	(868)
Gain on sale of assets—continuing operations	—	—	—	(2,640)
Loss (gain) on sale of assets—discontinued operations	—	35	—	(100,930)
Realized portion of deferred gain on sale-leaseback—continuing operations	(49)	(42)	(150)	(151)
Realized portion of deferred gain on sale-leaseback—discontinued operations	—	—	—	(1,214)
Deferred tax expense on realized portion of deferred gain on sale-leasebacks	—	—	—	379
Noncontrolling interests adjustments	(121)	(134)	(374)	(440)
Adjustments from consolidated affiliates	(859)	(663)	(2,185)	(3,822)
Adjustments from unconsolidated affiliates	3,792	3,770	11,335	8,023
FFO	19,595	16,311	41,182	(23,212)
Redeemable noncontrolling interests	104	118	248	510
FFO—Fully Diluted	19,699	16,429	41,430	(22,702)
Non-cash mark to market of interest rate swaps	(1,688)	1,146	(4,405)	(487)
Loss on early extinguishment of debt	—	399	—	1,237
Loss on early termination of derivative financial instruments	—	—	—	29,242
Foreign currency exchange loss (gain)—continuing operations (a)	996	209	1,169	(77)
Foreign currency exchange loss (gain)—discontinued operations (a)	—	—	535	(51)
Adjustment for Value Creation Plan	(2,013)	(6,921)	2,759	9,078
Comparable FFO	$16,994	$11,262	$41,488	$16,240
Comparable FFO per diluted share	$0.08	$0.06	$0.21	$0.09
Weighted average diluted shares (b)	208,696	188,097	201,050	175,974

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

(b)	Excludes shares related to the JW Marriott Essex House Hotel put option.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Debt Summary
(dollars in thousands)

Debt	Interest Rate	Spread (a)	Loan Amount	Maturity (b)
North Beach Venture	5.00%	Fixed	$1,476	January 2013
Marriott London Grosvenor Square (c)	1.70%	110 bp (c)	114,870	October 2013
Bank credit facility	3.21%	300 bp	124,000	June 2015
Four Seasons Washington, D.C.	3.36%	315 bp	130,000	July 2016
Westin St. Francis	6.09%	Fixed	215,673	June 2017
Fairmont Chicago	6.09%	Fixed	95,828	June 2017
JW Marriott Essex House Hotel	4.75%	400 bp	190,000	September 2017
Hyatt Regency La Jolla (d)	4.50% / 10.00%	400 bp / Fixed	90,000	December 2017
InterContinental Miami	3.71%	350 bp	85,000	July 2018
Loews Santa Monica Beach Hotel	4.06%	385 bp	110,000	July 2018
InterContinental Chicago	5.61%	Fixed	145,000	August 2021
			$1,301,847

(a)
Spread over LIBOR (0.21% at September 30, 2012). Interest on the JW Marriott Essex House Hotel loan is subject to a 0.75% LIBOR floor. Interest on the Hyatt Regency La Jolla loan is subject to a 0.50% LIBOR floor.

(b)	Includes extension options.

(c)	Principal balance of £71,070,000 at September 30, 2012. Spread over three-month GBP LIBOR (0.60% at September 30, 2012).

(d)
This loan was refinanced on November 1, 2012. The new principal and interest are reflected in the table. Interest on $72,000,000 is payable at LIBOR plus 4.00%, subject to a 0.50% LIBOR floor, and interest on $18,000,000 is payable at a fixed rate of 10.00%.

Domestic and European Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
February 2010	4.90%	$100,000	September 2014
February 2010	4.96%	100,000	December 2014
December 2010	5.23%	100,000	December 2015
February 2011	5.27%	100,000	February 2016
	5.09%	$400,000

Swap Effective Date	Fixed Pay Rate Against GBP LIBOR	Notional Amount	Maturity
October 2007	5.72%	£71,070	October 2013

Future scheduled debt principal payments (including extension options and the refinanced loan at the Hyatt Regency La Jolla) are as follows:

Years ending December 31,	Amount
2012 (remainder)	$2,148
2013	127,212
2014	13,872
2015	140,246
2016	150,661
Thereafter	867,708
$1,301,847

Percent of fixed rate debt including U.S. and European swaps	76.1%
Weighted average interest rate including U.S. and European swaps (e)	6.50%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	4.07

(e) Excludes the amortization of deferred financing costs and the amortization of the interest rate swap costs.